Exhibit 32.2

Certification of the Chief Executive Officer
Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 10-KSB of Aces Wired, Inc. (the Company) for the fiscal year ended October 29, 2006, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Christopher C. Domijan, Executive Vice President, Chief Financial Officer and Secretary of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or l5(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ CHRISTOPHER C. DOMIJAN
Christopher C. Domijan Executive Vice President, Chief Financial Officer and Secretary Date: February 6, 2007